UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A
(Amendment No. 3)

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2011

GRIFFON CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	1-06620	11-1893410
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 18th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 957-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 3) amends the Current Report on Form 8-K of Griffon Corporation (the “Company” or “Griffon”) filed with the Securities and Exchange Commission (the “Commission”) on October 1, 2010, as amended pursuant to a Form 8-K/A (Amendment No. 1) filed with the Commission on November 12, 2010 and as further amended pursuant to a Form 8-K/A (Amendment No. 2) filed with the Commission on November 16, 2010, related to the Company’s acquisition of Ames True Temper, Inc. and certain affiliated companies (“ATT”) from an affiliate of Castle Harlan, Inc., pursuant to a Stock Purchase Agreement dated as of July 19, 2010. This Form 8-K/A (Amendment No. 3) is filed for the following purposes:

•         to replace the Unaudited Pro Forma Condensed Combined Statements of Operations for the year ending September 30, 2009 (previously filed as part of exhibit 99.1 to the Current Report on Form 8-K/A (Amendment No. 1) filed with the Commission on November 12, 2010) with a new schedule for the same period;

•         to replace the Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ending June 30, 2010 (previously filed as part of exhibit 99.1 to the Current Report on Form 8-K/A, (Amendment No. 1) filed with the Commission on November 12, 2010) with a new schedule for the year ending September 30, 2010; and

•         to replace the Supplemental Pro Forma Financial Information (Unaudited Pro Forma Financial Information for each of the quarters in Fiscal 2009 and 2010) (previously filed as exhibit 99.3 to the Current Report on Form 8-K/A (Amendment No. 2) filed with the Commission on November 16, 2010) with a new schedule for the same periods.

The pro forma financial information filed herewith has been modified to remove adjustments for deal costs and management fees that were reflected in the original pro forma financial information previously filed with the Commission. We replaced the unaudited pro forma condensed combined statements of operations for the nine months ending June 30, 2010 with the new schedule for the year ending September 30, 2010, as the full year information is now available. The purchase of ATT closed on September 30, 2010; therefore, the Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 2010 is replaced by the separate historical consolidated balance sheet of Griffon at September 30, 2010 (together with the related notes) included in Griffon’s Annual Report on Form 10-K for the year ended September 30, 2010.

Also included as an exhibit to this Current Report on Form 8-K/A are the consolidated financial statements of, and the report of independent certified public accountants on, ATT Holding Co. for the fiscal year ended September 30, 2010.

Item 9.01. Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

The consolidated financial statements of, and the report of independent certified public accountants on, ATT Holding Co. for the fiscal year ended September 30, 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(b)      Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2009 and 2010, in each case giving effect to the acquisition of ATT, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The supplemental pro forma financial Information for each of the four quarters in fiscal 2009 and each of the four quarters in fiscal 2010, in each case giving effect to the acquisition of ATT, is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

           (d)      Exhibits

Exhibit
Number	Exhibit Title

23.1	Consent of Grant Thornton LLP
99.1	Consolidated financial statements of, and the report of independent certified public accountants on, ATT Holding Co. for the fiscal year ended September 30, 2010.
99.2	Unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2009 and 2010, in each case giving effect to the acquisition of ATT.
99.3	Supplemental pro forma financial information for each of the four quarters in fiscal 2009 and each of the four quarters in fiscal 2010, in each case giving effect to the acquisition of ATT.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 21, 2011	GRIFFON CORPORATION.

	By:	/s/ Douglas J. Wetmore
		Name:	Douglas J. Wetmore
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

23.1	Consent of Grant Thornton LLP
99.1	Consolidated financial statements of, and the report of independent certified public accountants on, ATT Holding Co. for the fiscal year ended September 30, 2010.
99.2	Unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2009 and 2010, in each case giving effect to the acquisition of ATT.
99.3	Supplemental pro forma financial information for each of the four quarters in fiscal 2009 and each of the four quarters in fiscal 2010, in each case giving effect to the acquisition of ATT.